                                                                   EXHIBIT 10.7
                                                                 EXECUTION COPY

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         This Fourth Amendment to Credit Agreement (this "Amendment") is entered into as of June 3, 2002 among (i) CARAUSTAR INDUSTRIES, INC. (the "Borrower"), (ii) the subsidiaries of the Borrower identified as Guarantors on the signature pages hereto, (iii) the Lenders identified on the signature pages hereto and (iv) BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

                                    RECITALS

         A. A Credit Agreement dated as of March 29, 2001 (as amended by that certain First Amendment to Credit Agreement dated as of September 10, 2001, that certain Second Amendment to Credit Agreement dated as of November 30, 2001 and that certain Third Amendment to Credit Agreement dated as of January 22, 2002 and as further modified or amended from time to time, the "Credit Agreement") has been entered into by and among the Borrower, the Guarantors party thereto (the "Guarantors"), the financial institutions party thereto (the "Lenders") and the Administrative Agent.

         B. The Borrower has requested, and the Required Lenders have agreed to, an amendment of the terms of the Credit Agreement as set forth below.

                                   AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

         (a) "Collateral" means all the accounts receivable and inventory of the Credit Parties, now existing or hereafter acquired and with respect to which Liens in favor of the Administrative Agent are purported to be granted, effective as of the Collateral Effective Date, pursuant to and in accordance with the terms of the Collateral Documents.

         (b) "Collateral Documents" means a collective reference to the Security Agreement and all financing statements and/or other documents reasonably requested by the Administrative Agent to create and/or perfect its security interest, for the benefit of the secured parties referred to therein, in the Collateral of the Credit Parties.

         (c)      "Collateral Effective Date" means the first date upon which
                  (i) the quotient of (a) the aggregate principal amount as of such date of (x) all outstanding Loans and (y) all outstanding L/C Obligations divided by (b) the Aggregate Revolving Credit Commitment as of such date is greater than or equal to 50% and (ii) the ratio of (a) Total Debt as of such date to (b) EBITDA (measured for the period of four (4) consecutive fiscal quarters ending as of the last day of the most recently ended fiscal quarter for which the Administrative Agent has received the financial statements and Officer's Compliance Certificate required to be delivered pursuant to Section 7.1(a) or (b) and Section 7.2 of the Credit Agreement, as appropriate) is greater than 4.25 to 1.0; provided that, for purposes of calculating the ratio of Total Debt to EBITDA as contemplated by clause (ii)(b) above and in any Officer's Compliance Certificate, EBITDA for any period during which Historical JS Industrial Packaging Group EBITDA is applicable shall be calculated after giving effect to the JS Industrial Packaging Group Acquisition as if such acquisition were consummated on the first day of such period and so as to include Historical JS Industrial Packaging Group EBITDA for such period. Notwithstanding anything to the contrary contained herein, the definition of "Collateral Effective Date" may not be amended, modified, changed, discharged or terminated in a manner materially adverse to the Lenders except with the prior written consent of all of the Lenders.

         (d) "Fourth Amendment" means that certain Fourth Amendment to Credit Agreement dated as of June 3, 2002 among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.

         (e)      "Fourth Amendment Effective Date" has the meaning provided in
                  Section 24 of the Fourth Amendment.

         (f) "Historical JS Industrial Packaging Group EBITDA" means, for any period ending on the date the JS Industrial Packaging Group Acquisition is consummated, the sum of the following amounts for such period to the extent attributable to the business acquired by the Borrower in connection with the JS Industrial Packaging Group Acquisition: (a) net income (after taxes), plus (b) an amount which, in the determination of net income, has been deducted for (i) all interest expense (whether paid or accrued) and capitalized interest, including without limitation (x) the amortization of debt discount and premium, (y) the interest component under Capital Leases and synthetic leases and (z) the implied interest component, discount or other similar fees or charges in connection with any asset securitization program, net of interest income (including any net amount payable or receivable under any Hedging Agreement regarding the hedging of interest rate risk exposure), (ii) all federal and state income tax expense and
                  (iii) depreciation and amortization expense, minus (c) an amount which, in the determination of net income, has been added for any non-cash credits, all of the foregoing determined and computed on a Consolidated basis in accordance with GAAP; provided that (A) the calculation of Historical JS Industrial Packaging


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

                  Group EBITDA shall be based on financial information that is readily ascertainable (whether from stand alone financial statements or an independent auditor's analysis and review or other reasonable method acceptable to the Administrative Agent; provided that such other reasonable method shall have been disclosed to the Lenders and no objection shall have been received from the Required Lenders within five (5) Business Days of such disclosure) and (B) the financial information serving as the basis for the calculation of Historical JS Industrial Packaging Group EBITDA for any period shall be delivered in writing by the Borrower to the Administrative Agent and the Lenders concurrently with, or prior to, the delivery of the Officer's Compliance Certificate required to be delivered pursuant to Section 7.2 of the Credit Agreement for the relevant period.

         (g) "JS Industrial Packaging Group Acquisition" means the Borrower's acquisition from Jefferson Smurfit Corporation of the business referred to as the "JS Industrial Packaging Group" for an aggregate consideration (including any assumed
                  Debt) of approximately $90 million (plus approximately $5 million of transaction costs).

         (h) "New Senior Subordinated Note Indenture" means the Indenture, to be dated on or about the closing date of the JS Industrial Packaging Group Acquisition, between the Borrower, the Subsidiaries of the Borrower identified as guarantors therein and The Bank of New York, as Trustee, as amended, modified and supplemented from time to time to the extent permitted under this Agreement.

         (i) "New Senior Subordinated Notes" means the Senior Subordinated Notes issued pursuant to the New Senior Subordinated Note Indenture, as amended, modified and supplemented from time to time to the extent permitted under this Agreement.

         (j) "Security Agreement" means that certain Security Agreement, substantially in the form of Exhibit I hereto, to be dated as of the Fourth Amendment Effective Date among the Credit Parties and the Administrative Agent, pursuant to which Liens in favor of the Administrative Agent, in its capacity as Collateral Agent, for the ratable benefit of (i) the Administrative Agent and the Lenders (and, with respect to Obligations under Hedging Agreements, Affiliates of the Lenders as well as the Lenders), (ii) the lenders under the Premier Boxboard Credit Facility and (iii) the lenders under the Standard Gypsum Credit Facility, are purported to be granted, effective as of the Collateral Effective Date, as such Security Agreement is amended, modified, restated or supplemented from time to time.

         (k) "Standard Gypsum Credit Facility" means the revolving credit facility provided pursuant to the Second Amended and Restated Loan Agreement, dated as of August 1, 1999 (as may be further amended, restated, modified or supplemented from time to time), between the lenders party thereto, Standard Gypsum and Toronto Dominion (Texas), Inc., as administrative agent.


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

         2. Further Amendment to Section 1.1 of the Credit Agreement. The definition of "Applicable Percentage" in Section 1.1 of the Credit Agreement is hereby amended by replacing the pricing grid found therein with the following:

-------------------------------------------------------------------------------------------------------------
                                      Applicable          Applicable         Applicable        Applicable
  Pricing           Total           Percentage for      Percentage for     Percentage for      Percentage
   Level       Leverage Ratio        Offshore Rate         Base Rate         Commitment           for
                                         Loans               Loans              Fee             L/C Fee
-------------------------------------------------------------------------------------------------------------
     I             < 45.0%               1.75%               0.50%             0.40%             1.75%
-------------------------------------------------------------------------------------------------------------
     II        < 55.0% but >             2.00%               0.75%             0.50%             2.00%
                           _
                   45.0%
-------------------------------------------------------------------------------------------------------------
    III        < 60.0% but >             2.25%               1.00%             0.50%             2.25%
                           _
                    55.0%
-------------------------------------------------------------------------------------------------------------
     IV        < 65.0% but >             2.50%               1.25%             0.50%             2.50%
                           _
                    60.0%
-------------------------------------------------------------------------------------------------------------
                   > 65.0%               2.75%               1.50%             0.55%             2.75%
                   _
-------------------------------------------------------------------------------------------------------------

         3. Further Amendment to Section 1.1 of the Credit Agreement. The definition of the "EBITDA" is hereby amended by:

                  (a) inserting the following at the end of clause (b)(v) therein:

                  "and one-time charges, fees and expenses paid or incurred by the Borrower in connection with the issuance of the New Senior Subordinated Notes and the consummation of the other transactions contemplated by the Fourth Amendment in an aggregate amount of up to $3,000,000"; and

                  (b) inserting the following immediately after the words "Section 9.6" in the proviso therein:

                           "(other than the JS Industrial Packaging Group Acquisition)".

         4. Further Amendment to Section 1.1 of the Credit Agreement. The definition for "Loan Documents" is hereby amended in its entirety by replacing it with the following:

                  "Loan Documents" means, collectively, this Agreement, the Notes, the L/C Applications, any Guarantor Joinder Agreement, the Collateral Documents and each other document, instrument and agreement executed and delivered by any Credit Party or its Subsidiaries in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended, restated or otherwise modified.

         5. Further Amendment to Section 1.1 of the Credit Agreement. The definition of "Senior Subordinated Note Indenture" is hereby amended by inserting the following at the end thereof:


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

                  "Except as otherwise expressly provided herein or as the context otherwise requires, references herein to the Senior Subordinated Note Indenture shall also be deemed references to the New Senior Subordinated Note Indenture."

         6. Further Amendment to Section 1.1 of the Credit Agreement. The definition of "Senior Subordinated Notes" is hereby amended by inserting the following at the end thereof:

                  "Except as otherwise expressly provided herein or as the context otherwise requires, references herein to the Senior Subordinated Notes shall also be deemed references to the New Senior Subordinated Notes."

         7. Amendment to Section 8.3 of the Credit Agreement. Section 8.3 of the Credit Agreement is hereby amended by inserting the following at the end of the sentence found therein:

                  "Within ten Business Days after the occurrence of the Collateral Effective Date, the Administrative Agent, in its capacity as Collateral Agent under the Security Agreement (for the ratable benefit of the Secured Parties named therein), shall be named as loss payee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled.

                  In the event there occurs, on or after the occurrence of the Collateral Effective Date, any material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the Administrative Agent generally describing the nature and extent of such loss, damage or destruction. Subsequent to any loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, and subject to the provisions of the last sentence of this paragraph, such Credit Party, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Credit Party's cost and expense, will promptly repair or replace the Collateral of such Credit Party so lost, damaged or destroyed; provided, however, that such Credit Party need not repair or replace the Collateral of such Credit Party so lost, damaged or destroyed to the extent the failure to make such repair or replacement
         (a) is desirable to the conduct of the business of such Credit Party in the ordinary course and otherwise is in the best interest of such Credit Party and (b) would not materially impair the rights and benefits of (i) the Administrative Agent or the Lenders under this Credit Agreement or any other Loan Document or (ii) the Collateral Agent and Secured Parties under (and as defined in) the Security Agreement. So long as no Event of Default has occurred and is continuing, the Administrative Agent, in its capacity as Collateral Agent under the Security Agreement, agrees to release any insurance proceeds received by it to the applicable Credit Party for replacement or restoration of the portion of the Collateral of such Credit Party lost, damaged or destroyed. In the event a

         Credit Party shall receive any insurance proceeds as a result of any loss, damage or destruction of Collateral in a net amount in excess of $1,000,000, the Credit Parties shall, within the period of 180 days following the date of receipt of such proceeds, apply (or cause to be applied) an amount equal to such proceeds to (x) make reinvestments consisting of acquisitions of assets used or useful in the same or a similar line of business as the Borrower and its subsidiaries were engaged in on the Closing Date (including but not limited to the repair or replacement of the related Collateral) or (y) prepay the Secured Obligations (as defined in the Security Agreement) (including by cash collateralizing letter of credit (but only after all outstanding loans under the same facility have been prepaid) or guaranty obligations) on a pro rata basis.

                  The Administrative Agent is authorized, but not obligated, as the attorney-in-fact of each of the Credit Parties and for the benefit of the Lenders (and any other secured parties under the Security Agreement), upon the occurrence and during the continuance of an Event of Default on or after the Collateral Effective Date, without the consent of the applicable Credit Party, (i) to adjust and compromise proceeds payable under such insurance policies, (ii) to collect, receive and give receipts for such insurance proceeds in the name of such Credit Party, the Administrative Agent and the Lenders (and any other secured parties under the Security Agreement) and (iii) to endorse such Credit Party's name upon any instrument in payment thereof.

                  All insurance proceeds shall be subject to the security interest of the Secured Parties (as defined in the Security Agreement) under the Collateral Documents."

         8.       Amendment to Section 8.10 of the Credit Agreement. Section
8.10 of the Credit Agreement is hereby amended by inserting the following at the end of the sentence found therein:

                  "After the occurrence and during the continuance of an Event of Default, any such action shall be at the expense of the Credit Parties. In addition, after the occurrence of the Collateral Effective Date, the Credit Parties agree that the Administrative Agent, and its representatives, may conduct an audit of the Collateral annually (or, after the occurrence and during the continuance of an Event of Default, more frequently), at the expense of the Credit Parties."

         9. Amendment to Article VIII of the Credit Agreement. Article VIII of the Credit Agreement is hereby amended by inserting the following Sections in numerical order:

         "(a)     SECTION 8.13      Pledged Assets.

                  Each Credit Party will (i) upon the occurrence of the Collateral Effective Date, cause all of its Property that constitutes (or pursuant to the terms hereof is intended to constitute) Collateral to be subject at all times to first priority, perfected Liens in favor of the Administrative Agent, as Collateral Agent for the ratable benefit of the Secured Parties referred to in the Collateral Documents, to secure the Obligations pursuant to the terms and conditions of the Collateral Documents, subject in any case to Liens permitted under Section 9.2 and (ii) deliver, or, in the case of agreements or other documents that require the consent of a non-Affiliate of the Borrower, use commercially reasonable efforts to deliver, such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, landlord's waivers (subject to Section 8.14), certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Administrative Agent's Liens thereunder), all in form, content and scope reasonably satisfactory to the Administrative Agent.

         (b)      SECTION 8.14      Further Assurances Regarding, Collateral.

                  Each Credit Party shall:

                  (i) At its expense, from time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Administrative Agent or the Required Lenders may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents or, upon the occurrence of the Collateral Effective Date, creating or perfecting or ensuring the priority or sufficiency or enforceability or enforcement of a Lien in favor of the Administrative Agent as security for the Obligations upon any or all of the Collateral (whether owned prior to the Collateral Effective Date or thereafter acquired), or more fully perfecting or renewing any such Lien;

                  (ii) To the extent requested by the Administrative Agent, at such Credit Party's expense, if the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents requires any consent, approval, recording, qualification or authorization of any Governmental Authority, execute and deliver, or cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that may be required from the Borrower or any of its Subsidiaries or may reasonably be requested for such governmental consent, approval, recording, qualification or authorization; and

                  (iii) Use its commercially reasonable efforts to obtain within 45 days of the Collateral Effective Date (or in the case of locations which meet the threshold set forth herein on a date subsequent to the Collateral Effective Date, within 45 days of the date on which a Responsible Officer of the Borrower becomes aware of such change) such landlord waiver and/or warehousemen and bailee letters, as applicable, in form and substance satisfactory to the Administrative Agent with respect to all Collateral located at a leased location or held by a warehouseman or bailee to the extent the aggregate value of the Collateral at such location exceeds $1,000,000."

         10. Amendment to Section 9.1(c) of the Credit Agreement. Section 9.1(c) of the Credit Agreement is hereby amended in its entirety by replacing it with the following:


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

                  "(c) Minimum Tangible Net Worth. At all times after the Fourth Amendment Effective Date, the Credit Parties will not permit Tangible Net Worth to be less than the TNW Floor (as defined below) plus, as of the end of each fiscal quarter, commencing with the end of the first fiscal quarter ending after the Fourth Amendment Effective Date, (i) 50% of Net Income (to the extent positive) for the fiscal quarter then ended (or, with respect to the fiscal quarter in which the JS Industrial Packaging Group Acquisition occurs, for the portion of the fiscal quarter occurring after the date such acquisition is consummated), such increases to be cumulative, and (ii) 100% of the Net Cash Proceeds of Equity Issuances during the fiscal quarter then ended (or, with respect to the fiscal quarter in which the JS Industrial Packaging Group Acquisition occurs, for the portion of the fiscal quarter occurring after the date such acquisition is consummated), such increases to be cumulative. For purposes hereof, "TNW Floor" shall mean (A) initially, $108,900,000 and (B) upon the consummation of the JS Industrial Packaging Group Acquisition, 90% of actual Tangible Net Worth as of the date of such consummation (and after giving effect thereto), as calculated in good faith by the Borrower and as certified in writing to the Administrative Agent on the date of such consummation by a Responsible Officer of the Borrower."

         11. Amendment to Section 9.2 of the Credit Agreement. Section 9.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subclause (i) thereof; (ii) replacing the period at the end of subclause
(j) thereof with "; and" and (iii) adding the following new subclause (k) immediately to the end of such clause (j):

                  "(k) prior to the consummation of the JS Industrial Packaging Group Acquisition, Liens in favor of the trustee for (or escrow agent with respect to) the New Senior Subordinated Notes granted by the Borrower on the Borrower's interest in the proceeds from the issuance of such New Senior Subordinated Notes (it being understood that such Liens shall secure only the obligation of the Borrower to return such proceeds to the trustee for the New Senior Subordinated Notes (or such escrow agent) in the event the JS Industrial Packaging Group Acquisition fails to close)."

         12. Amendment to Section 9.2(e) of the Credit Agreement. Section 9.2(e) of the Credit Agreement is hereby amended in its entirety by replacing it with the following:

                  "(c) Liens in favor of the Administrative Agent (or another collateral agent acceptable to the Administrative Agent and the Required Lenders) for the benefit of (i) the Administrative Agent and the Lenders (and, with respect to Obligations under Hedging Agreements, Affiliates of the Lenders), (ii) to the extent a default would otherwise exist under the Senior Note Indenture, the holders of the Senior Notes and (iii) to the extent a default would otherwise arise under the Premier Boxboard Credit Facility and/or Standard Gypsum Credit Facility, the lenders under such credit facility;"

         13. Amendment to Section 9.3(f) of the Credit Agreement. Section 9.3(f) of the Credit Agreement is hereby amended in its entirety by replacing it with the following:


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

         "(f) Debt owing under the Senior Subordinated Notes and the New Senior Subordinated Notes not to exceed in the aggregate principal at any time outstanding an amount equal to (i) $375,000,000 less (ii) the aggregate amount of any Senior Subordinated Notes and/or New Senior Subordinated Notes that have been permanently prepaid, redeemed or otherwise retired;"

         14. Amendment to Section 9.5 of the Credit Agreement. Section 9.5 of the Credit Agreement is hereby amended by adding the following at the end of the paragraph found therein:

                  "Upon a sale of assets permitted by this Section 9.5, the Administrative Agent shall (to the extent applicable) deliver to the Credit Parties, upon the Credit Parties' request and at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of the Administrative Agent's security interest, if any, in such assets, including, without limitation, amendments or terminations of UCC financing statements, if any, and the release of such Credit Party from all of its obligations, if any, under the Loan Documents."

         15. Amendment of Section 9.6 of the Credit Agreement. Section 9.6 of the Credit Agreement is hereby amended in its entirety by replacing it with the following:

         "SECTION 9.6      Limitations on Acquisitions.

                  Other than transactions permitted under Section 9.7, no Credit Party will, nor will it permit any of its Subsidiaries to, acquire all or any portion of the Capital Stock or other ownership interest in any Person which is not a Subsidiary or all or any substantial portion of the assets, property and/or operations of a Person which is not a Subsidiary, except (a) the JS Industrial Packaging Group Acquisition and (b) other acquisitions, so long as, with respect to transactions permitted under this clause (b), (i) the Person, assets, property and/or operations being acquired engage in or are engaged in the same line of business as that engaged in by the Borrower and its Subsidiaries on the Closing Date or a business reasonably related thereto, (ii) in the case of an acquisition of Capital Stock or other ownership interest of a Person, the Board of Directors of the Person which is the subject of such acquisition shall have approved the acquisition, (iii) no Default or Event of Default shall exist on the date of, or shall result from, any such acquisition (including after giving effect to such transaction on a pro forma basis), and (iv) the aggregate cash consideration for each such acquisition does not exceed $25,000,000 and the aggregate consideration (cash and noncash) for all such acquisitions consummated in any twelve-month period does not exceed $50,000,000."

         16.      Amendment to Section 11.1 of the Credit Agreement. Section
11.1 of the Credit Agreement is hereby amended by adding a new clause (q) at the end thereof to read as follows:

                  "(q) JV Debt Cross-Default. The occurrence of (i) any event of default under the Standard Gypsum Credit Facility or the Premier Boxboard Credit Facility (beyond the period of grace, if any, provided therein) or (ii) any demand for payment under (A) the Borrower's guaranty of Standard Gypsum's obligations under the Standard Gypsum

         Credit Facility or (B) the Borrower's guaranty of Premier Boxboard's obligations under the Premier Boxboard Credit Facility."

         17. Amendment to Section 13.9(d) of the Credit Agreement. Section 13.9(d)(iii) of the Credit Agreement which reads "or (iii) release all or substantially all of the Guarantors from their obligations hereunder" is hereby deleted and replaced with the following:

                  ", (iii) release all or substantially all of the Guarantors from their obligations hereunder or (iv) except as a result of or in connection with an Asset Disposition permitted by Section 9.5, release all or substantially all of the Collateral (upon or after the occurrence of the Collateral Effective Date)."

         18.      Modification to Section 13.11 of the Credit Agreement.
Section 13.11 of the Credit Agreement is modified as follows to fix a typographical error: The reference to "this Section 13.10" contained in clause
(g) of the proviso found therein is replaced with a reference to "this Section
13.11 ".

         19.      Amendment to Article XIII of the Credit Agreement. A new
Section 13.20 is hereby added to the Credit Agreement to read as follows:

         "SECTION 13.20    MATTERS RELATING TO SECURITY AGREEMENT.

                  Notwithstanding anything to the contrary contained herein, and without limiting the generality of Section 12.1, each of the Lenders hereby (a) irrevocably designates and appoints Bank of America as Collateral Agent of such Lender under the Security Agreement and the other Collateral Documents for the term hereof and each such Lender irrevocably authorizes Bank of America as Collateral Agent for such Lender, to execute and deliver the Security Agreement, to take such action on its behalf under the provisions of the Security Agreement and the other Collateral Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of the Security Agreement and such other Collateral Documents, together with such other powers as are reasonably incidental thereto and (b) acknowledges and agrees that (i) the Security Agreement provides that the Collateral (and proceeds thereof) are to be shared ratably among the Secured Parties referred to in the Security Agreement and that the Required Secured Parties (as defined in the Security Agreement) can direct the Collateral Agent to act (or refrain from acting) with respect to the Collateral and (ii) neither the Security Agreement nor the definition of "Collateral Effective Date" herein may be amended except in accordance with the provisions of Section 13 thereof (which provisions may, in certain instances, require the consent of certain Secured Parties referred to in the Security Agreement in addition to consent of the Required Lenders hereunder)."

         20. Amendment to Exhibit G to the Credit Agreement. Exhibit G to the Credit Agreement is hereby amended in its entirety by replacing it with the new Exhibit G attached hereto.

         21. New Exhibit I of the Credit Agreement. Exhibit I attached hereto is hereby added as a new Exhibit I to the Credit Agreement.

         22. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that (a) no Default or Event of Default exists; (b) all of the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those that expressly state that they are made as of an earlier date); and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Loan Documents or, to the extent it does, they are hereby released in consideration of the Required Lenders entering into this Amendment.

         23. Conditions Precedent to Closing. This Amendment shall be deemed closed as of the date set forth above (the "Amendment Closing Date") when (and only when) each of the following conditions precedent has been satisfied:

                  (a) The Administrative Agent shall have received from the Credit Parties and the Required Lenders duly executed counterparts of this Amendment;

                  (b) The Administrative Agent shall have received from the Borrower an amendment closing fee equal to 0.125% multiplied by the aggregate Revolving Credit Commitments of the Consenting Lenders (as defined below), such fee being for the account of each such Consenting Lender pro rata according to such Lender's Revolving Credit Commitment as of the Amendment Closing Date; provided, however, that such fee shall be payable only to those Lenders (the "Consenting Lenders") that shall have returned (including via telecopy) executed signature pages to this Amendment on or before June 3, 2002, as directed by the Administrative Agent; and

                  (c) The Credit Parties shall have paid any and all out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent through the Amendment Closing Date (including the reasonable fees and expenses of the Administrative Agent's legal counsel), and fees and other amounts payable to the Administrative Agent as of the Amendment Closing Date, in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment.

         24. Conditions Precedent to Effectiveness. The amendments to the Credit Agreement set forth herein shall be deemed effective as of the date (the "Fourth Amendment Effective Date") when (and only when) each of the following conditions precedent has been satisfied:

                  (a) The satisfaction of each of the conditions set forth in Section 23 of this Amendment;

                  (b) The Administrative Agent shall have received (i) from the Credit Parties, duly executed counterparts of the Security Agreement and (ii) from counsel to the Credit Parties, a legal opinion in form and substance acceptable to the Administrative Agent and its counsel (which shall cover, among other things, the legality, validity, binding effect and enforceability of the Security Agreement and, subject to the occurrence of the Collateral Effective Date, the creation and perfection of the Administrative Agent's Liens thereunder);

                  (c) The Administrative Agent shall have received from the Borrower an amendment effectiveness fee equal to 0.125% multiplied by the aggregate Revolving Credit Commitments of the Consenting Lenders, such fee being for the account of each such Consenting Lender pro rata according to such Lender's Revolving Credit Commitment as of the Amendment Closing Date;

                  (d) The Borrower shall have (i) issued New Senior Subordinated Notes on terms and conditions reasonably satisfactory to the Administrative Agent and (ii) received gross proceeds from the issuance of such New Senior Subordinated Notes in an aggregate amount of not less than $50,000,000. The Borrower shall have delivered a copy, certified by an officer of the Borrower as true and complete, of the New Senior Subordinated Note Indenture and each other material document executed in connection therewith, in each case as originally executed and delivered and together with all exhibits and schedules thereto;

                  (e) The JS Industrial Packaging Group Acquisition shall have been consummated in material compliance with all Applicable Law and applicable governmental approvals;

                  (f) To the extent not paid by the Credit Parties in connection with the Amendment Closing Date, the Credit Parties shall have paid any and all out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent (including the reasonable fees and expenses of the Administrative Agent's legal counsel), and fees and other amounts payable to the Administrative Agent, in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment;

                  (g) The Administrative Agent shall have received evidence satisfactory to it that the Borrower shall have obtained amendments to its guaranties in connection with the Premier Boxboard Credit Facility and the Standard Gypsum Credit Facility that conform to the applicable terms of this Amendment; and

                  (h)      The representations and warranties contained in
         Section 22 of this Amendment shall be true and correct in all material respects on and as of such Fourth Amendment Effective Date (including after giving effect to the consummation of the JS Industrial Packaging Group Acquisition) with the same effect as if made on and as of such date.

         25. Ratification of Credit Agreement. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The term "this Agreement" or "Credit Agreement" and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit

Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         26. Authority/Enforceability. Each of the Credit Parties hereto represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment. The execution, delivery and performance by such Person of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Credit Party or any of its Subsidiaries or any indenture or other material agreement or instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person except as could not reasonably be expected to have a Material Adverse Effect.

         27. Expenses. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

         28. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         29. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         30. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment, to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:              CARAUSTAR INDUSTRIES, INC.,
                       a North Carolina corporation



                       By    /s/ H. Lee Thrash, III
                             --------------------------------------------------
                       Name: H. Lee Thrash, III
                       Title: Vice President Planning & Development and
                              Chief Financial Officer

                                          SIGNATURE PAGE TO FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                      JUNE 2002

GUARANTORS:       AUSTELL HOLDING COMPANY, LLC,
                  a Georgia limited liability company
                  CAMDEN PAPERBOARD CORPORATION,
                  a New Jersey corporation
                  CARAUSTAR CUSTOM PACKAGING GROUP, INC.,
                  a Delaware corporation
                  CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC.,
                  a Maryland corporation
                  CARAUSTAR INDUSTRIAL AND PRODUCTS GROUP, INC.,
                  a Delaware corporation
                  CARAUSTAR MILL GROUP, INC., an Ohio corporation f/k/a Caraustar
                  Paperboard Corporation (as successor by merger to Austell Box Board
                  Corporation, Buffalo Paperboard Corporation, Carolina Component
                  Concepts, Inc., Carolina Converting Incorporated, Carolina Paper Board
                  Corporation, Carotell Paper Board Corporation, Chattanooga Paperboard
                  Corporation, Cincinnati Paperboard Corporation, Columbus Recycling,
                  Inc., New Austell Box Board Company, Paper Recycling, Inc., Reading
                  Paperboard Corporation, Richmond Paperboard Corporation and
                  Sweetwater Paper Board Company, Inc.)
                  CARAUSTAR RECOVERED FIBER GROUP, INC.,
                  a Delaware corporation
                  CHICAGO PAPERBOARD CORPORATION,
                  an Illinois corporation
                  FEDERAL TRANSPORT, INC.,
                  an Ohio corporation
                  GYPSUM MGC, INC.,
                  a Delaware corporation
                  HALIFAX PAPER BOARD COMPANY, INC.,
                  a North Carolina corporation
                  MCQUEENEY GYPSUM COMPANY,
                  a Delaware corporation
                  MCQUEENY GYPSUM COMPANY, LLC,
                  a Delaware limited liability company
                  PBL INC.,
                  a Delaware corporation
                  SPRAGUE PAPERBOARD, INC.,
                  a Connecticut corporation

                  By: /s/ H. Lee Thrash, III
                     ---------------------------------------------------
                  Name: H. Lee Thrash, III
                  Title: Vice President Planning & Development and
                         Chief Financial Officer
                         of each of the foregoing Guarantors

                                          SIGNATURE PAGE TO FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                      JUNE 2002

                      CARAUSTAR, G.P.,
                      a South Carolina general partnership

                      By: CARAUSTAR INDUSTRIES, INC.,
                          a North Carolina corporation, general partner



                          By: /s/ H. Lee Thrash, III
                             -------------------------------------------
                          Name: H. Lee Thrash, III
                          Title: Vice President Planning & Development and
                                 Chief Financial Officer

                      By: CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS
                          GROUP, INC., a Delaware corporation, general partner



                          By: /s/ H. Lee Thrash, III
                             -------------------------------------------
                          Name: H. Lee Thrash, III
                          Title: Vice President Planning & Development and
                                 Chief Financial Officer

                                          SIGNATURE PAGE TO FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                      JUNE 2002

ADMINISTRATIVE
AGENT:                           BANK OF AMERICA, N.A., in its capacity
                                 as Administrative Agent



                                 By: /s/ Thomas R. Sullivan
                                    ------------------------------------------
                                 Name: Thomas R. Sullivan
                                      ----------------------------------------
                                 Title: Vice President
                                       ---------------------------------------

                                          SIGNATURE PAGE TO FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                       MAY 2002

LENDERS:                         BANK OF AMERICA, N.A.,
                                 as an Issuing Lender and a Lender



                                  By: /s/ Thomas R. Sullivan
                                     -----------------------------------------
                                  Name: Thomas R. Sullivan
                                       ---------------------------------------
                                  Title: Vice President
                                        --------------------------------------

                                          SIGNATURE PAGE TO FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                       MAY 2002

                             BANKERS TRUST COMPANY,
                             individually as an Issuing Lender and a Lender



                             By: /s/ M. A. Orlando
                                -----------------------------------------------
                             Name: Marco Orlando
                                  ---------------------------------------------
                             Title: Director
                                   --------------------------------------------

                                          SIGNATURE PAGE TO FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                       MAY 2002

                           CREDIT SUISSE FIRST BOSTON



                           By: /s/ Jay Chall
                              -----------------------------------------
                           Name: Jay Chall
                                ---------------------------------------
                           Title: Director
                                 --------------------------------------



                           By: /s/ Jeffrey Bernstein
                              -----------------------------------------
                           Name: Jeffrey Bernstein
                                ---------------------------------------
                           Title: Vice President
                                 --------------------------------------

                                          SIGNATURE PAGE TO FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                       MAY 2002

                             CREDIT LYONNAIS NEW YORK BRANCH



                             By: /s/ Scott R. Chappelka
                                ---------------------------------------
                             Name: Scott R. Chappelka
                                  -------------------------------------
                             Title: Vice President
                                   ------------------------------------

                                          SIGNATURE PAGE TO FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                       MAY 2002

                             THE BANK OF NEW YORK



                             By: /s/ Thomas J. McCormack
                                --------------------------------------
                             Name: Thomas J. McCormack
                                  ------------------------------------
                             Title: Assistant Vice President
                                   -----------------------------------

                                          SIGNATURE PAGE TO FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                       MAY 2002

                                   EXHIBIT G

                    FORM OF OFFICER'S COMPLIANCE CERTIFICATE

         The undersigned, on behalf of Caraustar Industries, Inc., a North Carolina corporation (the "Borrower"), hereby certifies to the Administrative Agent and the Lenders, each as defined in the Credit Agreement referred to below, as follows:

         1. This Certificate is delivered to you pursuant to Section 6.2 of the Credit Agreement dated as of March 29, 2001 (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, the Subsidiaries of the Borrower identified therein, the Lenders from time to time party thereto (the "Lenders") and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         2. I have reviewed the financial statements of the Borrower and its Subsidiaries dated as of ____________ and for the ______________ period[s] then ended and such statements present fairly in all material respects the financial condition of the Borrower and its Subsidiaries as of their respective dates and the results of the operations of the Borrower and its Subsidiaries for the respective period[s] then ended, subject to normal year end adjustments for interim statements.

         3. I have reviewed the terms of the Credit Agreement and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Borrower and its Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate [except, if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Borrower and its Subsidiaries have taken, are taking and propose to take with respect thereto].

         4. The Applicable Percentage Pricing Level and information as to the financial ratios necessary for determining such figure are set forth on the attached Schedule 1.

         5. The Borrower and its Subsidiaries are in compliance with the financial covenants contained in Section 9.1 of the Credit Agreement as shown on such Schedule 1.

         6.       Based on the financial information set forth on the attached
Schedule 2, the Collateral Effective Date [has] [has not] occurred. The information on Schedule 2 shall include a calculation, as of the end of the accounting period covered by the financial statements referred to in Paragraph 2 above, of (i) the quotient of (a) the aggregate principal amount as of such date of (x) all outstanding Loans and (y) all outstanding L/C Obligations divided by (b) the Aggregate Revolving Credit Commitment as of such date, and
(ii) the ratio of (a) Total Debt as of such date to (b) EBITDA for the period of four (4) consecutive fiscal quarters ending as of such date.

 WITNESS the following signature as of the ____ day of _______________, 200_.

                                  CARAUSTAR INDUSTRIES, INC.,
                                  a North Carolina corporation



                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                   Schedule 1

           Financial Covenant and Applicable Percentage Calculations

                                  See attached

                                   Schedule 2

                   Determination of Collateral Effective Date

                                  See attached

                                   EXHIBIT I

                           FORM OF SECURITY AGREEMENT

                                [to be attached]

                                                                   EXHIBIT 10.7


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as of June --, 2002 among (i) CARAUSTAR INDUSTRIES, INC. (the "Borrower"), (ii) the Subsidiaries of the Borrower listed on the signature pages hereto or that become parties hereto after the date hereof (individually a "Guarantor" and collectively the "Guarantors"; together with the Borrower, individually an "Obligor" and collectively the "Obligors") and BANK OF AMERICA, N.A., in its capacity as collateral agent (in such, the "Collateral Agent") for the Secured Parties (as defined below).

                                    RECITALS

                  WHEREAS, pursuant to that certain Credit Agreement, dated as of March 29, 2001 (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the financial institutions from time to time party thereto (the "Lenders") and Bank of America, N.A. ("Bank of America"), as Administrative Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Borrower has executed that certain Guaranty Agreement dated as of July 30, 1999 (as amended, modified, extended, renewed or replaced from time to time, the "Premier Boxboard Guaranty") in favor of SunTrust Bank (formerly known as SunTrust Bank, Atlanta; "SunTrust"), pursuant to which the Borrower has guaranteed 50% of the obligations of Premier Boxboard Limited LLC ("Premier Boxboard") under a certain revolving credit facility in favor of Premier Boxboard and evidenced by the Credit Agreement referred to and defined in the Premier Boxboard Guaranty (the "Premier Boxboard Credit Agreement");

                  WHEREAS, the Borrower has executed that certain Second Amended and Restated Parent Guaranty dated as of August 1, 1999 (as amended, modified, extended, renewed or replaced from time to time, the "Standard Gypsum Guaranty") in favor of Toronto Dominion (Texas), Inc., ("Toronto Dominion"), pursuant to which the Borrower has guaranteed 50% of the obligations of Standard Gypsum, L.L.C. ("Standard Gypsum") under a certain credit facility in favor of Standard Gypsum and evidenced by the Loan Agreement referred to and defined in the Standard Gypsum Guaranty (the "Standard Gypsum Loan Agreement");

                  WHEREAS, the Obligors are required to execute this Security Agreement in consideration of, and as a condition precedent to the effectiveness of, that certain Amendment No. 4 to Credit Agreement dated as of June 3, 2002 among the Obligors, the Lenders party thereto and Bank of America, as Administrative Agent;

                  WHEREAS, pursuant to the Premier Boxboard Guaranty, the Obligors must permit SunTrust to share ratably in any liens granted for the benefit of the Lenders;

                  WHEREAS, in connection with the Standard Gypsum Guaranty, the Obligors have agreed to permit Toronto Dominion to share ratably in any liens granted for the benefit of the Lenders and in any proceeds realized from the sale or other disposition of any Collateral securing such liens; and

                  WHEREAS, Bank of America is acting as Collateral Agent for the Secured Parties (as defined below) pursuant to the terms of this Security Agreement.

                  NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1.       Definitions.

                  (a) Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of North Carolina on the date hereof are used herein as so defined: Accounts, As-Extracted Collateral, Chattel Paper, Consumer Goods, Farm Products, Instrument, Inventory, Manufactured Homes, Tangible Chattel Paper and Proceeds. For purposes of this Security Agreement, the term "Lender" shall include any Affiliate of any Lender which has entered into a Hedging Agreement with any Obligor.

                  (b) In addition, the following terms shall have the following meanings:

                  "Documents": the collective reference to the Credit Agreement, the Loan Documents, the Premier Boxboard Guaranty, the Standard Gypsum Guaranty and any Hedging Agreements between an Obligor and a Lender or an Affiliate of a Lender.

                  "Fully Satisfied": with respect to the Secured Obligations as of any date, that, as of such date, (a) all principal of and interest accrued to such date which constitute Secured Obligations shall have been indefeasibly paid in full in cash, (b) all fees, expenses and other amounts then due and payable which constitute Secured Obligations shall have been indefeasibly paid in cash, (c) all outstanding letters of credit shall have been (i) terminated and surrendered, (ii) fully cash collateralized on terms reasonably satisfactory to (x) with respect to Letters of Credit outstanding under the Credit Agreement, the Issuing Lender and the Required Lenders and (y) with respect to any other letter of credit, the issuer thereof, or (iii) secured by one or more letters of credit on terms and conditions, and with one or more financial institutions, reasonably satisfactory to (x) with respect to Letters of Credit outstanding under the Credit Agreement, the Issuing Lender and the Required Lenders and (y) with respect to any other letter of credit, the issuer thereof, and (d) the relevant commitments shall have expired or been terminated in full.

                  "Required Secured Parties": at any date, any combination of Secured Parties collectively holding more than sixty-six and two-thirds percent (66-2/3%) of the aggregate unpaid principal amount of the Secured Obligations at such time.

                  "Secured Obligations": with respect to the Collateral, all of the following, whether now existing or hereafter incurred: (i) the prompt performance and observance by each Obligor of all of its Obligations to the Lenders under the Loan Documents, including, without limitation, (a) all obligations consisting of principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, all fees, indemnities and other amounts arising under any of the Loan Documents and all reimbursement obligations in respect of Letters of Credit, (b) all guaranty obligations arising out of Article X of the Credit Agreement and (c) all obligations arising under any Hedging Agreements between any Obligor and any Lender, or any Affiliate of a Lender, (ii) the prompt performance and observance by the Borrower of all of its guaranty obligations to SunTrust under the Premier Boxboard Guaranty,
         (iii) the prompt performance and observance by the Borrower of all of its guaranty obligations to Toronto Dominion under the Standard Gypsum Guaranty and (iv) all other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Obligor to any Secured Party or the Collateral Agent under any of the Documents, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, and all obligations and liabilities incurred in connection with collecting and enforcing the Secured Obligations.

                  "Secured Parties": the collective reference to (i) the Lenders and any Affiliate of a Lender that has entered into a Hedging Agreement, (ii) SunTrust and (iii) Toronto Dominion, as administrative agent, and "Secured Party" means any one of them, as applicable.

                  2. Grant of Security Interest in the Collateral. Subject to Section 25 hereof, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, each Obligor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

                  (a)      all Accounts;

                  (b)      all Inventory;

                  (c) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or to the extent of its interest therein) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                  (d) all Proceeds of any and all of the foregoing and, to the extent not included in the foregoing, all payments under any insurance (whether or not the Collateral Agent is the loss payee therefore), indemnity, warranty or guaranty with respect to any of the foregoing Collateral.

                  The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising.

                  3.       Provisions Relating, to Accounts and Inventory.

                  (a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) At any time after the occurrence and during the continuance of an Event of Default, (i) the Collateral Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors, upon the written request of the Collateral Agent, shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications, (ii) upon the Collateral Agent's request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and
         (iii) the Collateral Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Accounts.

                  (c) At any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, but not the obligation, to inspect and evaluate the Inventory in any manner and through any medium that it reasonably considers advisable, and the Obligors, upon the written request of the Collateral Agent, shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such inspections and evaluations. Each Obligor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the inventory and other Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                  4. Representations and Warranties. Each Obligor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that until such time as the Secured Obligations are Fully Satisfied:

                  (a) Legal Name and Location of Obligor. Each Obligor's exact legal name is as shown in this Security Agreement and its state of formation is (and for the prior four months has been) as set forth on Schedule 4(a) hereto. The principal place of business and chief executive office of each Obligor is as set forth on Schedule 4(a) hereto. No Obligor has in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 4(a) attached hereto.

                  (b) Location of Collateral. The location of all Collateral owned by each Obligor is as shown on Schedule 4(b) hereto.

                  (c) Ownership. Each Obligor is the legal and beneficial owner of the Collateral which it purports to own, and each Obligor has the right to pledge, sell, assign or transfer the Collateral.

                  (d) Security Interest/Priority. Upon the Collateral Effective Date, this Security Agreement shall create a valid security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, in the Collateral of such Obligor and, when properly perfected by filing, shall constitute a valid perfected security interest in such Collateral, to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Liens permitted under Section 9.2 of the Credit Agreement.

                  (e) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, (i) As-Extracted Collateral, (ii) Consumer Goods, (iii) Farm Products or (iv) Manufactured Homes.

                  (f) Accounts. (i) Each Account of the Obligors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Obligor to, the account debtor named therein, (iii) no Account of an Obligor in excess of $50,000 is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to, or submitted to the control of, the Collateral Agent and (iv) no surety bond was required or given in connection with any Account of an Obligor or the contracts or purchase orders out of which they arose.

                  (g) Inventory. No Inventory is held by an Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement except for raw materials supplied to an Obligor on a sale or return, consignment or similar arrangement.

                  (h) Authorization. It has taken all necessary action to authorize the execution, delivery and performance of this Security Agreement.

                  (i) Execution and Delivery. This Security Agreement has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (j) No Covenants: No Conflict. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Security Agreement. The execution, delivery and performance by such Person of this Security Agreement do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Obligor or any of its Subsidiaries or any indenture or other material agreement or instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person except as could not reasonably be expected to have a Material Adverse Effect.

                  5. Covenants. Each Obligor covenants that until such time as the Secured Obligations are Fully Satisfied such Obligor shall:

                  (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, and keep the Collateral free from all Liens, except in each case for Liens permitted under Section 9.2 of the Credit Agreement. Neither the Collateral Agent, nor any Secured Party authorizes any Obligor to, and no Obligor shall, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement.

                  (b) Preservation of Collateral. To the extent consistent with ordinary prudent business practices, keep the Collateral in good repair, working order and condition and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance; provided, however, an Obligor may discontinue the operation or maintenance of a property or piece of equipment if the discontinuance (i) is desirable to the conduct of such Obligor's business and (ii) does not materially adversely affect the business of the Obligors on a consolidated basis.

                  (c) Instruments/Tangible Chattel Paper/Documents. If, on or after the Collateral Effective Date, any amount payable in excess of $50,000 under or in connection with any of the Collateral in excess of $50,000 shall be or become evidenced by any Instrument, or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, such Instrument, Tangible Chattel Paper or Document is either in the possession of such Obligor at all times or, if requested by the Collateral Agent, to perfect its security interest in such Collateral, is delivered to the Collateral Agent duly endorsed in a manner reasonably satisfactory to the Collateral Agent. Such Obligor shall ensure that any Collateral consisting, on or after the Collateral Effective Date, of Tangible Chattel Paper is marked with a legend reasonably acceptable to the Collateral Agent indicating the Collateral Agent's security interest in such Tangible Chattel Paper.

                  (d) Change in Corporate Structure or Location. Not, without providing prior written notice to the Collateral Agent, and then only to the extent permitted under the Credit Agreement, (i) alter its corporate existence or, in one transaction or in a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) change its state of incorporation or formation or (iii) change its registered corporate name; provided that within 30 days of any such change, the Obligor shall provide the Collateral Agent with all such information as the Collateral Agent may reasonably request to enable the Collateral Agent to file such amendments to any previously filed financing statements as the Collateral Agent may reasonably require.

                  (e) Inspection. Upon reasonable notice, and during reasonable hours, at all times allow the Collateral Agent or its representatives to visit and inspect the Collateral as set forth in
         Section 8.10 of the Credit Agreement.

                  (f) Filing of Financing Statements; Filing of Financing Statements, Notices, etc. Each Obligor hereby authorizes the Collateral Agent to prepare and file such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time reasonably deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder (and effective as of the Collateral Effective Date) in accordance with the UCC. Each Obligor shall also execute and deliver to the Collateral Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Collateral Agent may reasonably request) and do all such other things as the Collateral Agent may reasonably deem necessary or appropriate to assure to the Collateral Agent its security interests hereunder (which are effective as of the Collateral Effective Date). To that end, each Obligor agrees that the Collateral Agent may file one or more financing statements disclosing the Collateral Agent's security interests (which are effective as of the Collateral Effective
         Date) in any or all of the Collateral of such Obligor without, to the extent permitted and/or required by law, such Obligor's signature thereon, and further each Obligor hereby irrevocably makes, constitutes and appoints the Collateral Agent, its nominee or any other person whom the Collateral Agent may designate, as such Obligor's attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any such financing statements, amendments and supplements to financing statements, renewal financing statements, notices or similar documents which in the Collateral Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until the Secured Obligations are Fully Satisfied. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Collateral Agent without notice thereof to such Obligor wherever the Collateral Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than North Carolina becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Collateral Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Collateral Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the request of the Collateral Agent, then the Collateral Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). Each Obligor agrees to mark, upon the Collateral Effective Date and as necessary thereafter, its books and records to reflect the security interest of the Collateral Agent in the Collateral.

                  (g) Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of an Obligor's business or to the extent such action would not reasonably be expected to have a Material Adverse Effect.

                  (h) Collateral Held by Warehouseman, Bailee, etc. If any Collateral having a value in excess of $1,000,000 is at any time on or after the Collateral Effective Date in the possession or control of a warehouseman, bailee or any agent or processor of the Obligors, (i) notify in writing the Collateral Agent of such possession, (ii) notify in writing such Person of the Collateral Agent's security interest for the ratable benefit of the Secured Parties in such Collateral, (iii) instruct in writing such Person to hold all such Collateral for the Collateral Agent's account and subject to the Collateral Agent's instructions and (iv) use its commercially reasonable efforts to obtain an acknowledgment from such Person that is holding such Collateral for the benefit of the Collateral Agent.

                  (i) Insurance. Insure, repair and replace the Collateral of such Obligor as set forth in the Credit Agreement. All insurance proceeds shall be subject to the security interest of the Collateral Agent hereunder.

                  6. Advances by Secured Parties. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Collateral Agent may, on or after the Collateral Effective Date and at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent or the Secured Parties may make for the protection of the security hereof or may be compelled to make by operation of law. The Collateral Agent or, if applicable, the relevant Secured Party shall notify the respective Obligor of any such expenditure. All such sums and amounts so expended (including, without limitation, reasonable attorneys' fees and court costs in connection therewith) shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 4.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Collateral Agent or the Secured Parties on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement, or the Documents. The Secured Parties may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

                  7.       Events of Default.

                  Any of (a) the occurrence of an event which under the Credit Agreement would constitute an Event of Default thereunder, (b) the occurrence of an event which gives SunTrust the right to demand payment under the Premier Boxboard Guaranty or (c) the occurrence of an event which gives Toronto Dominion the right to demand payment under the Standard Gypsum Guaranty shall be an Event of Default hereunder (an "Event of Default").

                  8.       Remedies.

                  (a) General Remedies. Upon the occurrence and during the continuance of an Event of Default occurring simultaneously with or subsequent to the Collateral Effective Date, the Secured Parties shall have, in addition to the rights and remedies provided herein, in the Documents, or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Collateral Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) to the extent such Collateral may be moved, require the Obligors to assemble and make available to the Collateral Agent at the expense of the Obligors any Collateral at any place and time designated by the Collateral Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Collateral Agent's compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. In addition to all other sums due the Collateral Agent and the Secured Parties with respect to the Secured Obligations, the Obligors shall pay the Collateral Agent and each of the Secured Parties all reasonable documented costs and expenses incurred by the Collateral Agent or any such Secured Party, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Collateral Agent or the Secured Parties or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 13.1 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Collateral Agent and the Secured Parties shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Collateral Agent and the Secured Parties may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Collateral Agent and the Secured Parties may further postpone such sale by announcement made at such time and place.

                  (b) Remedies relating to Accounts. Upon the occurrence and during the continuance of an Event of Default occurring simultaneously with or subsequent to the Collateral Effective Date, whether or not the Collateral Agent has exercised any or all of its rights and remedies hereunder, each Obligor will promptly upon the written request of the Collateral Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Collateral Agent. In addition, the Collateral Agent or its designee may notify any Obligor's customers and account debtors that the Accounts of such Obligor have been assigned to the Collateral Agent or of the Collateral Agent's security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquaintance for any and all amounts due or to become due on any Account, and, in the Collateral Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the ratable security interest of the Secured Parties in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Collateral Agent in accordance with the provisions hereof shall be solely for the Collateral Agent's own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Collateral Agent and the Secured Parties shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Collateral Agent and the Secured Parties from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Collateral Agent or the Secured Parties (each, an "Indemnified Party") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

                  (c) Access. In addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default occurring simultaneously with or subsequent to the Collateral Effective Date, the Collateral Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Collateral Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

                  (d) Nonexclusive Nature of Remedies. Failure by the Collateral Agent or the Secured Parties to exercise any right, remedy or option under this Security Agreement, the Documents, or as provided by law, or any delay by the Collateral Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Collateral Agent or the Secured Parties shall only be granted as provided herein. To the extent permitted by law, neither the Collateral Agent, the Secured Parties, nor any party acting as attorney for the Collateral Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Collateral Agents and the Secured Parties under this Security

         Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent or the Secured Parties may have.

                  (e) Retention of Collateral. Upon the occurrence and during the continuance of an Event of Default occurring simultaneously with or subsequent to the Collateral Effective Date, the Collateral Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction accept or, to the extent the Collateral Agent is in possession of any of the Collateral, retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

                  (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Parties are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 4.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent or Secured Party to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

                  9.       Rights of the Collateral Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Collateral Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default occurring simultaneously with or subsequent to the Collateral Effective Date:

                           (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Collateral Agent may reasonably determine;

                           (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof as the Collateral Agent may deem reasonably appropriate;

                           (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

                           (iv) receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

                           (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes;

                           (vi)     adjust and settle claims under any
                  insurance policy relating thereto;

                           (vii) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may reasonably determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

                           (viii) institute any foreclosure proceedings that the Collateral Agent may deem appropriate; and

                           (ix) do and perform all such other acts and things as the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

         This power of attorney is a power coupled with an interest and shall be irrevocable until such time as the Secured Obligations are Fully Satisfied. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Collateral.

                  (b) Performance by the Collateral Agent of Obligations. If any Obligor fails to perform any agreement or obligation contained herein on a timely basis, the Collateral Agent itself may, on and after the Collateral Effective Date, perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Obligors on a joint and several basis pursuant to Section 11 hereof.

                  (c) Assignment by the Collateral Agent. The Collateral Agent may from time to time assign its own interest (but not the interest of any other Secured Party) in the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Security Agreement in relation thereto.

                  (d) Release of Collateral. Upon a sale of any of the Collateral of an Obligor as permitted by Section 9.5 of the Credit Agreement, the Collateral Agent shall (to the extent applicable) deliver to the Obligor, upon the Obligor's request and at the Obligor's expense, such documentation as is reasonably necessary to evidence the release of the Collateral Agent's security interest, if any, in such Collateral, including, without limitation, amendments or terminations of UCC financing statements, if any, and the release of such Obligor from all of its obligations, if any, under this Security Agreement.

                  (e) The Collateral Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral until surrendered or tendered to the Collateral Agent, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 8 hereof, the Collateral Agent shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.

                  10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any proceeds of any Collateral, when received by the Collateral Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the applicable Secured Obligations then due and payable as follows:

                  (a) FIRST, to the payment of all out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Collateral Agent or an applicable Secured Party in connection with enforcing the rights of the applicable Secured Parties under this Security Agreement and any protective advances made by the Collateral Agent or an applicable Secured Party;

                  (b) SECOND, to the payment of all other expenses then due and payable by the Obligors under the Documents or otherwise in connection with the Secured Obligations, pro rata as set forth below;

                  (c) THIRD, to the payment of all indemnity obligations then due and payable by the Obligors under the Documents or otherwise in connection with the Secured Obligations, pro rata as set forth below;

                  (d) FOURTH, to the payment of (i) all fees of the Administrative Agent and (ii) all fees of SunTrust and Toronto Dominion, if any, that are in the nature of administrative agent's fees, in each case that are then due and payable under the Documents or otherwise in connection with the Secured Obligations, pro rata as set forth below;

                  (e) FIFTH, to the payment of all commitment and other fees and commissions then due and payable under the Documents or otherwise in connection with the Secured Obligations, pro rata as set forth below;

                  (f) SIXTH, to the payment of all accrued and unpaid interest then due and payable under the Documents or otherwise in connection with the Secured Obligations (including without limitation any accrued and unpaid interest on obligations arising under any Hedging Agreements between any Obligor and any Lender, or any Affiliate of a Lender), pro rata as set forth below;

                  (g) SEVENTH, to the payment of the principal amount of the Secured Obligations then due and payable and to the cash collateral account described in Section 11.2(b) of the Credit Agreement to the extent of any L/C Obligations then outstanding (including without limitation the termination value or other payment obligations (not constituting interest or fees) arising under any Hedging Agreements between any Obligor and any Lender, or any Affiliate of a Lender), pro rata as set forth below;

                  (h) EIGHTH, to all other obligations which shall have become due and payable under the applicable Documents and not repaid pursuant to clauses "FIRST" through "SEVENTH" above, pro rata as set forth below; and

                  (i) NINTH, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the applicable Secured Parties shall receive an amount equal to its pro rata share of amounts available to be applied above (based on the proportion that the then outstanding obligations owed by the Obligors to such Secured Party under the Documents bears to the aggregate outstanding obligations of the Obligors to the applicable Secured Parties under the Documents); and (iii) to the extent that any amounts available for distribution pursuant to clause "SEVENTH" above are attributable to L/C Obligations then outstanding under the Credit Agreement, such amounts shall be held by the Collateral Agent in a cash collateral account and applied (x) first, to reimburse the Issuing Lender and/or the Lenders under the Credit Agreement from time to time for any drawings under Letters of Credit and (y) then, following the expiration of all such L/C Obligations, without duplication, to all other obligations of the types described in clause "SEVENTH" above; provided that the aggregate amount distributable to a Secured Party (or to its representative on its behalf) on a given distribution date shall not exceed the aggregate amount of Secured Obligations which are then due and payable to such Secured Party. Each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

                  11. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Collateral Agent or a Secured Party employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Collateral Agent or the Secured Parties, all of which costs and expenses shall constitute Secured Obligations hereunder.

                  12.      Continuing Agreement.

                  (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until such time as the Secured Obligations are Fully Satisfied. Upon such payment and termination, this Security Agreement shall be automatically terminated and the Collateral Agent and the Secured Parties shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

                  (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

                  13.      Amendments; Waivers; Modifications.

                  (a) This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except with the prior written consent of both (i) the parties required to give such consent under Section
         13.11 of the Credit Agreement and (ii) the Required Secured Parties; provided that, without the prior written consent of each Secured Party, no such amendment, waiver or modification shall (x) alter the pro rata sharing among the Secured Parties of the Liens granted hereunder (and proceeds thereof) or the order of the application of proceeds set forth in Section 10 or (y) except as the result of or in connection with an Asset Disposition permitted by Section 9.5 of the Credit Agreement, release all or substantially all of the Collateral (upon or after the occurrence of the Collateral Effective Date).

                  (b) Notwithstanding anything to the contrary herein or in the Credit Agreement, the definition of "Collateral Effective Date" as set forth in Section 1.1 of the Credit Agreement may not be amended, modified, changed, discharged or terminated in a manner adverse to the Secured Parties except with the prior written consent of each Secured Party.

                  14. Successors in Interest. This Security Agreement shall create, effective as of the Collateral Effective Date, a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties, on a ratable basis, and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of each Secured Party (or, with respect to the Lenders, the Required Lenders, as required by the Credit Agreement).

                  15. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 13.1 of the Credit Agreement and/or, to the extent applicable, the Premier Boxboard Guaranty and/or the Standard Gypsum Guaranty.

                  16. Counterparts. This Security Agreement may be executed in any number of counterparts (including telecopy), each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

                  17. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

                  18.      Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Security Agreement, each Obligor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Obligor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 13.1 of the Credit Agreement, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Obligor in any other jurisdiction.

                  (b) Each Obligor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Security Agreement brought in the courts referred to in clause (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  19. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  20. Severability. If any provision of any of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

                  21. Entirety. This Security Agreement and the Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Documents, or the transactions contemplated herein and therein.

                  22. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement and the Documents, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

                  23. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent and the Secured Parties shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default occurring simultaneously with or subsequent to the Collateral Effective Date, and the Collateral Agent and the Secured Parties have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent and the Secured Parties shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's and the Secured Parties' rights or the Secured Obligations under this Security Agreement or the Documents.

                  24.      Joint and Several Obligations of Obligors.

                  (a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Parties under the Documents, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement and the Documents, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

                  (c) Notwithstanding any provision to the contrary contained herein, in any of the Documents, the obligations of each Guarantor under the Credit Agreement and the other Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

                  25. Effective Date. Notwithstanding anything in this Security Agreement to the contrary, the grants of security interests pursuant to Section 2 hereof shall not become effective until the Collateral Effective Date; provided that on such Collateral Effective Date such grants of security interests shall become effective immediately and without any further action on the part of any of the parties hereto.

                  26. Rights of Required Lenders. All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the Required Lenders.

                  27. Third-Party Beneficiaries. The parties hereto further acknowledge and agree that SunTrust and Toronto Dominion are intended third-party beneficiaries of this Security Agreement and this Security Agreement shall be enforceable by each of them.

                  28. Indemnification. The Borrower hereby reaffirms its indemnity obligations under Section 13.2(c) of the Credit Agreement and acknowledges and agrees that this Security Agreement constitutes a Loan Document for purposes thereof. Without limiting the foregoing, the Obligors hereby agree to defend, indemnify and hold harmless the Collateral Agent and the Secured Parties, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim, investigation, litigation or other proceeding (whether or not the Collateral Agent or any Secured Party is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with this

Security Agreement or the other Documents or as a result of the breach of any of the Obligors' obligations hereunder or thereunder, including without limitation reasonable attorney's fees (including the allocated cost of internal counsel), consultant's fees and settlement costs (but excluding any losses, penalties, fines liabilities, settlements, damages, costs and expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as finally determined by a court of competent jurisdiction)).

                  29.      Collateral Agency Provisions.

                  (a) Appointment. Each of SunTrust, Toronto Dominion and Bank of America, as Administrative Agent for the Lenders, hereby irrevocably designates and appoints Bank of America as Collateral Agent of such Secured Party (or the Secured Parties represented by it) under this Security Agreement for the term hereof and each such Person irrevocably authorizes Bank of America as Collateral Agent for such Secured Party (or the Secured Parties represented by it), to take such action on its behalf under the provisions of this Security Agreement and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Security Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Security Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Security Agreement or otherwise exist against the Collateral Agent. Any reference to the Collateral Agent in this Section 29 shall be deemed to refer to the Collateral Agent solely in its capacity as Collateral Agent and not in its capacity as a Secured Party.

                  (b) Delegation of Duties. The Collateral Agent may execute any of its respective duties under this Security Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Collateral Agent with reasonable care.

                  (c) Exculpatory Provisions. Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Security Agreement (except for actions occasioned solely by its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by any Obligor or any of its Subsidiaries or any officer thereof contained in this Security Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Security Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Security Agreement or for any failure of any Obligor or any of its Subsidiaries to perform its obligations hereunder. The Collateral Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Security Agreement, or to inspect the properties, books or records of any Obligor or any of its Subsidiaries.


                  (d) Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Obligors), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent may deem and treat the payee of any note as the owner thereof for all purposes unless the Collateral Agent shall have actual notice of any transferee. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Security Agreement unless it shall first receive advice or concurrence of the Required Secured Parties (or, when expressly required hereby, all the Secured Parties) as it deems appropriate or it shall first be indemnified to its satisfaction by the Secured Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Collateral Agent shall in all cases by fully protected in acting, or in refraining from acting, under this Security Agreement in accordance with a request of the Required Secured Parties (or, when expressly required hereby, all the Secured Parties), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties and all future holders of the Secured Obligations.

                  (e) Notice of Default. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default hereunder unless it has received notice of such Event of Default in accordance with the terms of the Credit Agreement or notice from a Secured Party of the Obligors referring to this Security Agreement, describing such Event of Default and stating that such notice is a "notice of default." In the event the Collateral Agent receives such notice, it shall promptly give notice thereof to the Secured Parties. The Collateral Agent shall take such action with respect to such Event of Default as shall be reasonably directed by the Required Secured Parties; provided that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interests of the Secured Parties, except to the extent that other provisions of this Security Agreement expressly require that any such action be taken or not be taken only with the consent and authorization or the request of the Secured Parties or Required Secured Parties, as applicable.

                  (f) Non-Reliance on the Collateral Agent and Other Secured Parties. Each of SunTrust, Toronto Dominion and Bank of America, as Administrative Agent for the Lenders, expressly acknowledges that neither the Collateral Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the

         Collateral Agent hereinafter taken, including any review of the affairs of the Obligors or any of their respective Subsidiaries, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party. Each of SunTrust, Toronto Dominion and Bank of America, as Administrative Agent for the Lenders, represents that it has made and will continue to make, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, its own credit analysis, appraisals and decisions in taking or not taking action under this Security Agreement and the other Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Obligors and their respective Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of any Obligor or any of its Subsidiaries which may come into the possession of the Collateral Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

                  (g) Indemnification. The Lenders under the Credit Agreement have agreed, and each of SunTrust and Toronto Dominion, as Secured Parties, hereby agree, to indemnify the Collateral Agent in its capacity as such and (to the extent not reimbursed by the Obligors and without limiting the obligation of the Obligors to do so), ratably according to the respective amounts of their Secured Obligations from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Secured Obligations) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Security Agreement or the other Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided that no Secured Party shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent they result from the Collateral Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 29(g) shall survive the payment of the Secured Obligations and all other amounts payable hereunder and the termination of this Security Agreement.

                  (h) The Collateral Agent in Its Individual Capacity. The Collateral Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Obligors as though the Collateral Agent were not an Collateral Agent hereunder. With respect to any Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued by it or participated in by it, the Collateral Agent shall have the same rights and powers under this Security Agreement and the other Documents as any Secured Party and may exercise the same as though it were not an Collateral Agent, and the terms "Secured Party" and "Secured Parties" shall include the Collateral Agent in its individual capacity.

                  (i) Resignation of the Collateral Agent; Successor Collateral Agent. The Collateral Agent may resign as Collateral Agent at any time by giving thirty (30) days advance notice thereof to the Secured Parties and the Obligors and, thereafter, the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. Upon any such resignation, the Required Secured Parties shall have the right, subject to the approval of the Borrower (so long as no Event of Default has occurred and is continuing), to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Required Secured Parties, been approved (so long as no Event of Default has occurred and is continuing) by the Borrower or have accepted such appointment within thirty (30) days after the Collateral Agent's giving of notice of resignation, then the Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent reasonably acceptable to the Borrower (so long as no Default or Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Collateral Agent. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Section 29 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent. If no successor administrative agent has accepted appointment as Collateral Agent by the date which is thirty (30) days following a retiring Collateral Agent's notice of resignation, the retiring Collateral Agent's resignation shall nevertheless thereupon become effective and the Secured Parties shall perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Required Secured Parties appoint a successor agent as provided for above.


                  [remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                           CARAUSTAR INDUSTRIES, INC.,
                                    a North Carolina corporation

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                  GUARANTORS: AUSTELL HOLDING COMPANY, LLC, a Georgia limited liability company
                  CAMDEN PAPERBOARD CORPORATION,
                  a New Jersey corporation
                  CARAUSTAR CUSTOM PACKAGING GROUP, INC.,
                  a Delaware corporation
                  CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC., a Maryland corporation
                  CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC., a Delaware corporation
                  CARAUSTAR MILL GROUP, INC.,
                  an Ohio corporation f/k/a Caraustar Paperboard Corporation (as successor by merger to Austell Box Board Corporation, Buffalo Paperboard Corporation, Carolina Component Concepts, Inc., Carolina Converting Incorporated, Carolina Paper Board Corporation, Carotell Paper Board Corporation, Chattanooga Paperboard Corporation, Cincinnati Paperboard Corporation, Columbus Recycling, Inc., New Austell Box Board Company, Paper Recycling, Inc., Reading Paperboard Corporation, Richmond Paperboard
                  Corporation and Sweetwater Paper Board Company, Inc.) CARAUSTAR RECOVERED FIBER GROUP, INC., a Delaware corporation
                  CHICAGO PAPERBOARD CORPORATION,
                  an Illinois corporation
                  FEDERAL TRANSPORT, INC.,
                  an Ohio corporation
                  GYPSUM MGC, INC.,
                  a Delaware corporation
                  HALIFAX PAPER BOARD COMPANY, INC.,
                  a North Carolina corporation
                  MCQUEENEY GYPSUM COMPANY,
                  a Delaware corporation
                  MCQUEENY GYPSUM COMPANY, LLC,
                  a Delaware limited liability company
                  PBL INC.,
                  a Delaware corporation
                  SPRAGUE PAPERBOARD, INC.,
                  a Connecticut corporation

                  By:
                     ----------------------------------------------------------
                  Name:
                  Title:
                        of each of the foregoing Guarantors

                  CARAUSTAR, G.P.,
                  a South Carolina general partnership

                  By: CARAUSTAR INDUSTRIES, INC.,
                      a North Carolina corporation, general partner

                      By:
                         -------------------------------------------------------
                      Name:
                      Title:

                  By: CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.,
                      a Delaware corporation, general partner

                      By:
                         -------------------------------------------------------
                      Name:
                      Title:

Agreed and Accepted to as of the date first above written.


BANK OF AMERICA, N.A.,
in its capacity as Collateral Agent

By:
   --------------------------------------------
Name:
     ------------------------------------------
Title:
      -----------------------------------------


The undersigned hereby acknowledge and accept the foregoing Security Agreement and agree to the terms of Section 29 thereof:


BANK OF AMERICA, N.A.,
in its capacity as Administrative Agent for the Lenders

By:
   --------------------------------------------
Name:
     ------------------------------------------
Title:
      -----------------------------------------


SUNTRUST BANK, ATLANTA


By:
   --------------------------------------------
Name:
     ------------------------------------------
Title:
      -----------------------------------------


 TORONTO DOMINION (TEXAS), INC.

By:
   --------------------------------------------
Name:
     ------------------------------------------
Title:
      -----------------------------------------

                                 SCHEDULE 4(a)

              PRINCIPAL PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICES

                                 SCHEDULE 4(b)

                            LOCATIONS OF COLLATERAL

                            CONSENT AND MODIFICATION

                                                July 11, 2002

Caraustar Industries, Inc.
3100 Joe Jerkins Boulevard
Austell, Georgia 30106-3227
Attention: H. Lee Thrash, III


Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of March 29, 2001 (as amended by that certain First Amendment to Credit Agreement dated as of September 10, 2001, that certain Second Amendment to Credit Agreement dated as of November 30, 2001, that certain Third Amendment to Credit Agreement dated as of January 22, 2002 and that certain Fourth Amendment to Credit Agreement dated as of June 3, 2002 (the "Fourth Amendment") and as further modified or amended from time to time, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

You have requested that the Required Lenders consent to modifications of the Fourth Amendment to:

         (1) Modify the definition of "New Senior Subordinated Note Indenture" in Section 1 of the Fourth Amendment to read as follows:

         "New Senior Subordinated Note Indenture" means the Indenture, to be dated on or about the date of the asset purchase agreement executed and delivered in connection with the JS Industrial Packaging Group Acquisition, between the Borrower, the Subsidiaries of the Borrower identified as guarantors therein and The Bank of New York, as Trustee, as amended, modified and supplemented from time to time to the extent permitted under this Agreement; and

         (2) Modify Section 24 of the Fourth Amendment by adding the following sentence at the end thereof:

         Notwithstanding the foregoing or Section 9.13 of the Credit Agreement,
         Section 13 of the Fourth Amendment shall become effective upon the date of the asset purchase agreement executed and delivered in connection with the JS Industrial Packaging Group Acquisition; provided that (x) New Senior Subordinated Notes shall (except as otherwise specified in clause (y) below) be issued and redeemed (or may be redeemed) in accordance with the terms of the New Senior Subordinated Note Indenture and the Escrow Agreement defined and referred to therein and (y) any and all New Senior Subordinated Notes issued prior to the consummation of the JS Industrial Packaging Group Acquisition shall, in any event, be redeemed not later than September 30, 2002 if the JS Industrial Packaging Group Acquisition has not been consummated on or before such date.

The undersigned Required Lenders hereby consent to the above modifications.

Except to the extent specifically provided to the contrary in this letter, all terms and conditions of the Fourth Amendment and the Credit Agreement shall remain in full force and effect, without modification or limitation. This letter shall not operate as a consent to any other action or inaction by the Borrower or any of the Guarantors, or as a waiver of any right, power, or remedy of any Lender or the Administrative Agent under, or any provision contained in, the Fourth Amendment or the Credit Agreement except as specifically provided herein. This letter may be executed in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument. This letter shall constitute a Loan Document.


                                    Very truly yours,


ADMINISTRATIVE
AGENT:                              BANK OF AMERICA, N.A., in its capacity
                                    as Administrative Agent


                                    By: /s/ Thomas R. Sullivan
                                       ----------------------------------------
                                    Name: Thomas R. Sullivan
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                             CONSENT AND MODIFICATION REGARDING
                                                            FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                      JULY 2002

LENDERS:                            BANK OF AMERICA, NA.,
                                    Individually as an Issuing Lender and a
                                    Lender


                                    By: /s/ Thomas R. Sullivan
                                       ----------------------------------------
                                    Name: Thomas R. Sullivan
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                             CONSENT AND MODIFICATION REGARDING
                                                            FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                      JULY 2002

                                    BANKERS TRUST COMPANY,
                                    individually as an Issuing Lender and a
                                    Lender


                                    By: /s/ Marco Orlando
                                       ----------------------------------------
                                    Name: Marco Orlando
                                         --------------------------------------
                                    Title: Director
                                          -------------------------------------


                                             CONSENT AND MODIFICATION REGARDING
                                                            FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                      JULY 2002

                                    CREDIT SUISSE FIRST BOSTON


                                    By: /s/ Jay Chall
                                       ----------------------------------------
                                    Name: JAY CHALL
                                         --------------------------------------
                                    Title: DIRECTOR
                                          -------------------------------------


                                    By: /s/ Jeffrey Bernstein
                                       ----------------------------------------
                                    Name: JEFFREY BERNSTEIN
                                         --------------------------------------
                                    Title: VICE PRESIDENT
                                          -------------------------------------


                                             CONSENT AND MODIFICATION REGARDING
                                                            FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                      JULY 2002

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By: /s/ Scott R. Chappelka
                                       ----------------------------------------
                                    Name: SCOTT R. CHAPPELKA
                                         --------------------------------------
                                    Title: VICE PRESIDENT
                                          -------------------------------------


                                             CONSENT AND MODIFICATION REGARDING
                                                            FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                      JULY 2002

                                    THE BANK OF NEW YORK


                                    By: /s/ David C. Seigel
                                       ----------------------------------------
                                    Name: David C. Seigel
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                             CONSENT AND MODIFICATION REGARDING
                                                            FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                      JULY 2002

Acknowledged and Agreed:


BORROWER:                           CARAUSTAR INDUSTRIES, INC.,
                                    a North Carolina corporation


                                    By: /s/ H. Lee. Thrash, III
                                       ----------------------------------------
                                    Name: H. Lee Thrash, III

                                    Title: Vice President Planning &
                                           Development and Chief Financial
                                           Officer



                                             CONSENT AND MODIFICATION REGARDING
                                                            FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                      JULY 2002

GUARANTORS:                AUSTELL HOLDING COMPANY, LLC,
                           a Georgia limited liability company
                           CAMDEN PAPERBOARD CORPORATION,
                           a New Jersey corporation
                           CARAUSTAR CUSTOM PACKAGING GROUP, INC.,
                           a Delaware corporation
                           CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC., a Maryland corporation
                           CARAUSTAR INDUSTRIAL AND PRODUCTS GROUP, INC., a Delaware corporation
                           CARAUSTAR MILL GROUP, INC., an Ohio corporation f/k/a
                           Caraustar Paperboard Corporation (as successor by merger to Austell Box Board Corporation, Buffalo
                           Paperboard Corporation, Carolina Component Concepts,
                           Inc., Carolina Converting Incorporated, Carolina
                           Paper Board Corporation, Carotell Paper Board
                           Corporation, Chattanooga Paperboard Corporation,
                           Cincinnati Paperboard Corporation, Columbus
                           Recycling, Inc., New Austell Box Board Company,
                           Paper Recycling, Inc., Reading Paperboard
                           Corporation, Richmond Paperboard Corporation and
                           Sweetwater Paper Board Company, Inc.)
                           CARAUSTAR RECOVERED FIBER GROUP, INC.,
                           a Delaware corporation
                           CHICAGO PAPERBOARD CORPORATION,
                           an Illinois corporation
                           FEDERAL TRANSPORT, INC.,
                           an Ohio corporation
                           GYPSUM MGC, INC.,
                           a Delaware corporation
                           HALIFAX PAPER BOARD COMPANY, INC.,
                           a North Carolina corporation
                           MCQUEENEY GYPSUM COMPANY,
                           a Delaware corporation
                           MCQUEENY GYPSUM COMPANY, LLC,
                           a Delaware limited liability company
                           PBL INC.,
                           a Delaware corporation
                           SPRAGUE PAPERBOARD, INC.,
                           a Connecticut corporation

                           By: /s/ H. Lee Thrash, III
                               ------------------------------------------------
                           Name: H. Lee Thrash, III
                           Title: Vice President Planning & Development and
                                  Chief Financial Officer
                                  of each of the foregoing Guarantors


                                             CONSENT AND MODIFICATION REGARDING
                                                            FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                      JULY 2002

                           CARAUSTAR, G.P.,
                           a South Carolina general partnership

                           By: CARAUSTAR INDUSTRIES, INC.,
                               a North Carolina corporation, general partner

                               By: /s/ H. Lee Thrash, III
                                  ---------------------------------------------
                               Name: H. Lee Thrash, III
                               Title: Vice President Planning & Development and
                                      Chief Financial Officer

                           By: CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS
                               GROUP, INC., a Delaware corporation,
                               general partner

                               By: /s/ H. Lee Thrash, III
                                  ---------------------------------------------
                               Name: H. Lee Thrash, III
                               Title: Vice President Planning & Development and
                                      Chief Financial Officer


                                             CONSENT AND MODIFICATION REGARDING
                                                            FOURTH AMENDMENT TO
                                    CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT
                                                                      JULY 2002